UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

 Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report: October 27, 2011

MIDAS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

01-13409	36-4180556
(Commission File Number)	(IRS Employer Identification No.)
1300 Arlington Heights Road, Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 438-3000

Item 2.02 Results of operations and financial condition

Press release:

MIDAS REPORTS THIRD QUARTER RESULTS

  Earnings increase by 67 percent to $0.10 per diluted share after special items of $0.05 per share
  U.S. and Canadian comparable shop sales up 3 percent
  Company-operated shop comparable sales up 4.6 percent
  Company raises second-half 2011 guidance
  Strategic and financial review progressing; real estate appraisal completed

NOTE:     The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 27, 2011	MIDAS, INC.

		By:	/s/ William M. Guzik
William M. Guzik
Chief Financial Officer

INDEX TO EXHIBITS:

Exhibit Number	Description

99.1 Press release:

MIDAS REPORTS THIRD QUARTER RESULTS

  Earnings increase by 67 percent to $0.10 per diluted share after special items of $0.05 per share
  U.S. and Canadian comparable shop sales up 3 percent
  Company-operated shop comparable sales up 4.6 percent
  Company raises second-half 2011 guidance
  Strategic and financial review progressing; real estate appraisal completed